UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2011
NetLogic Microsystems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50838	77-0455244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3975 Freedom Circle, Santa Clara, CA 95054
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 454-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 8.01
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6

Item 1.01 Entry Into A Material Definitive Agreement.
          On September 11, 2011, NetLogic Microsystems, Inc., a Delaware corporation (“NetLogic Microsystems”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Broadcom Corporation, a California corporation (“Broadcom”), and I&N Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Broadcom (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into NetLogic Microsystems (the “Merger”), with NetLogic Microsystems as the surviving corporation. As a result of the Merger, NetLogic Microsystems will become a subsidiary of Broadcom.
          Under the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of NetLogic Microsystems common stock (other than (i) shares held by Broadcom, NetLogic Microsystems or any of their respective wholly owned subsidiaries and (ii) shares held by NetLogic Microsystems stockholders who perfect their appraisal rights) will be converted into the right to receive $50.00 in cash, without interest and less any applicable withholding taxes.
          The Merger Agreement further provides for, subject to certain limited exceptions, (i) the assumption of all in-the-money options to acquire NetLogic Microsystems common stock outstanding immediately prior to the effective time of the Merger held by NetLogic Microsystems employees, (ii) the cash-out of all in-the-money stock options held by non-employees, (iii) the conversion of all unvested restricted stock units held by NetLogic Microsystems employees into Broadcom restricted stock units and (iv) the cash-out of all unvested restricted stock units held by persons other than NetLogic Microsystems employees.
          NetLogic Microsystems has made customary representations, warranties and covenants in the Merger Agreement, including, without limitation, covenants not to solicit alternative transactions or, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction, covenants to provide required information to regulatory agencies and to provide other requested cooperation and assistance in connection with the Merger Agreement and the transactions contemplated by it. Broadcom also has made customary representations, warranties and covenants in the Merger Agreement.
          Consummation of the Merger is subject to customary conditions, including adoption of the Merger Agreement by NetLogic Microsystems stockholders and the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, clearance by the Chinese Ministry of Commerce (MOFCOM) under the Chinese Antimonopoly Law and clearance or no-jurisdiction decision by the Taiwanese Fair Trade Commission (TFTC) under the Taiwanese Fair Trade Law of 1991, as amended.
          Consummation of the Merger is also subject to other customary conditions, including (i) the absence of any law or order prohibiting or restraining the Merger, (ii) no effect that has or would reasonably expect to have a material adverse effect on NetLogic Microsystems and its subsidiaries, (iii) subject to certain exceptions, the accuracy of Broadcom’s and NetLogic Microsystems’ respective representations and warranties in the Merger Agreement, (iv) performance by Broadcom and NetLogic Microsystems of their respective obligations in the Merger Agreement and (v) the absence of certain pending or threatened governmental litigation with respect to the transactions contemplated by the Merger Agreement.
          The Merger Agreement contains certain termination rights for Broadcom and NetLogic Microsystems, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, NetLogic Microsystems will be obliged to pay Broadcom a termination fee of $127 million.
          The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about NetLogic Microsystems or Broadcom, and should not be relied upon as disclosure about NetLogic Microsytems or Broadcom without consideration of the periodic and current reports and statements that NetLogic Microsystems or Broadcom file with the United States Securities and Exchange Commission (“SEC”). The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Item 3.03 Material Modification to Rights of Security Holders
          On September 11, 2011, the board of directors of NetLogic Microsystems authorized and approved a First Amendment to Rights Agreement entered into between the NetLogic Microsystems and Wells Fargo Bank, National Association, as Rights Agent (the “First Amendment”), which became effective on September 11, 2011. The First Amendment amended the Rights Agreement entered into between the Company and Wells Fargo Bank, National Association, as Rights Agent on July 7, 2004 (the “Rights Agreement”). The First Amendment was entered into with respect to the Merger Agreement. The purpose of the First Amendment is to ensure that neither the approval, execution, delivery or performance of the Merger Agreement, the public disclosure of the Merger Agreement and the transactions contemplated thereby, nor the consummation of the Merger or any of the transactions contemplated by the Merger Agreement, will cause Broadcom, Merger Sub, or any of their “Affiliates” or “Associates” (as each such term is defined in the Rights Agreement) to become an “Acquiring Person” (as defined in the Rights Agreement) or to otherwise give rise to a “Shares Acquisition Date” or “Distribution Date,” or trigger the Rights (as each such term is defined in the Rights Agreement). The First Amendment is set forth in full in Exhibit 1 to the NetLogic Microsystems’ Amendment No. 1 on Form 8-A/A filed with the SEC on September 12, 2011, which is incorporated by reference in response to this item.
Item 8.01
          On September 12, 2011, NetLogic Microsystems and Broadcom issued a press release relating to the execution of the Merger Agreement. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference in response to this Item 8.01.
     On September 12, 2011 the following communications with respect to the proposed Merger were made:
•	Mr. Ronald S. Jankov, NetLogic Microsystems’ President and Chief Executive Officer, sent an email to the employees of NetLogic Microsystems;

•	Scott A. McGregor, Broadcom’s President and Chief Executive Officer, sent an email to NetLogic Microsystems employees;

•	a conference call was conducted with analysts and investors to discuss the proposed Merger and a slide presentation was provided for attendees during the presentation;

•	meetings were held with NetLogic Microsystems employees and slides were presented during the meetings;

•	a letter was sent by NetLogic Microsystems to customers and business partners.
     The full text of the emails, slides, and customer letter are attached as Exhibits 99.2-99.6, respectively, to this report and are hereby incorporated by reference herein.
Cautions Regarding Forward-Looking Statements
All statements included or incorporated by reference in this Current Report on Form 8-K (including the exhibits thereto), other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Examples of such forward looking statements include, but are not limited to, the expected closing date of the transaction, the potential benefits of the transaction, any statements of plans, strategies, objectives, any statements of expectation or belief. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.. These factors include, but are not limited to, the following: the possibility that the acquisition may not be completed; regulatory approvals that might be required for the transaction might not be obtained on the terms expected and obtaining any such approvals or any other necessary regulatory reviews may not occur on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the transaction; as well as other factors concerning NetLogic Microsystems (which may be applicable to the combined company following the transaction) discussed in “Risk Factors” under Item 1A. of NetLogic Microsystems’ Annual Report on Form 10-K for the most recently ended fiscal year and its other filings from time to time with the SEC, which are available at http://www.sec.gov. All forward-looking statements in this release are qualified in their entirety by this cautionary statement, and no person undertakes any obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Additional information about the Merger and Where to Find It
In connection with the proposed transaction, NetLogic Microsystems intends to file a definitive proxy statement and other relevant materials with the SEC. Before making any voting decision with respect to the proposed transaction, stockholders of NetLogic Microsystems are urged to read the proxy statement and other relevant materials because these materials will contain important information about the proposed transaction. The proxy statement and other relevant materials, and any other documents to be filed by NetLogic Microsystems with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from NetLogic Microsystems’ website at www.netlogicmicro.com or by contacting NetLogic Microsystems Investor Relations at: investors@netlogicmicro.com. Investors and security holders of NetLogic Microsystems are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.
NetLogic Microsystems and Broadcom and each of their respective executive officers, directors and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from NetLogic Microsystems’s stockholders in favor of the proposed transaction. A list of the names of NetLogic Microsystems’s executive officers and directors and a description of their respective interests in NetLogic Microsystems are set forth in NetLogic Microsystems’s annual report on Form 10-K for the fiscal year ended December 31, 2010, the proxy statement for NetLogic Microsystems’s 2011 Annual Meeting of Stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Certain executive officers and directors of NetLogic Microsystems have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction will be described in the proxy statement relating to the merger when it becomes available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Broadcom’s executive officers and directors by reading Broadcom’s proxy statement for its 2011 Annual Meeting of Shareholders.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
The following exhibit is furnished with this document:

Exhibits	Description
2.1	Agreement and Plan of Merger, dated as of September 11, 2011, by and among Broadcom Corporation, I&N Acquisition Corp. and NetLogic Microsystems, Inc.

99.1	Press release dated September 12, 2011.

99.2	Email from Ronald S. Jankov to NetLogic Microsystems employees on September 12, 2011.

99.3	Email from Scott A. McGregor to NetLogic Microsystems employees on September 12, 2011.

99.4	Slides used in conference call with analysts and investors on September 12, 2011.

99.5	Slides used in NetLogic Microsystems employee meeting on September 12, 2011.

99.6	Letter sent to NetLogic Microsystems customers and partners.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetLogic Microsystems, Inc.

Date: September 12, 2010	By:	/s/ Michael T. Tate Michael T. Tate
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description
2.1	Agreement and Plan of Merger, dated as of September 11, 2011, by and among Broadcom Corporation, I&N Acquisition Corp. and NetLogic Microsystems, Inc.

99.1	Press release dated September 12, 2011.

99.2	Email from Ronald S. Jankov to NetLogic Microsystems employees on September 12, 2011.

99.3	Email from Scott A. McGregor to NetLogic Microsystems employees on September 12, 2011.

99.4	Slides used in conference call with analysts and investors on September 12, 2011.

99.5	Slides used in NetLogic Microsystems employee meeting on September 12, 2011.

99.6	Letter sent to NetLogic Microsystems customers and partners.